Loan Recievable	12 Months Ended
Dec. 31, 2021
Loan Receivable [Abstract]
LOAN RECIEVABLE

10. LOAN RECIEVABLE

As a result of new agreements entered with CMI on December 31, 2021, as further detailed in Note 1 above, we received a $3,600,000 promissory note due to us no later than December 31, 2023. In consideration of the loan receivable, we conveyed to CMI, any and all manufacturing, grow equipment, retail-related assets and other assets Seller owns in the state of Colorado and are currently used by CMI subsidiaries in the course of business, including client lists and appertaining intellectual property, and no other Buyer or Parent assets, as well as all liabilities related to these assets.